UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 16, 2021

Innovative Payment Solutions, Inc.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

000-55648	33-1230229
(Commission File Number)	(IRS Employer Identification No.)

19355 Business Center Drive, #9

Northridge, CA 91324

(Address of principal executive offices)

(818) 864-8404

(Registrant’s telephone number, including area code)

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☑   Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On February 16, 2021, Innovative Payment Solutions, Inc. (the “Company”), entered into a Securities Purchase Agreement (the “Securities Purchase Agreements”) with each of Bellridge Capital, LP (“Bellridge”), Cavalry Fund I LP (“Cavalry”), Mercer Street Global Opportunity Fund, LLC (“Mercer” and collectively the “Investors,” and each an “Investor”), pursuant to which the Company received $787,500, $500,500 and $500,500 from the Investors, respectively, in exchange for the issuance of:

●	Original Issue Discount 12.5% Convertible Notes (the “Notes” and each a “Note”) in the principal amounts of $900,000 issued to Bellridge and $572,000 to each of Cavalry and Mercer, ; and

●	five-year warrants (the “Warrants” and each a “Warrant”) (i) issued to Bellridge to purchase 3,257,143 shares of the Company’s common stock and (ii) issued to each of Cavalry and Mercer to purchase 2,486,957 shares of the Company’s common stock, each at an exercise price of $0.24 per share.

The transactions contemplated under each of the Securities Purchase Agreements closed on February 16, 2021. Each of the Notes mature in 12 months, bears interest at a rate of 10% per annum, and are initially convertible into the Company’s common stock at a conversion price of $0.23 per share (as adjusted for stock splits, stock combinations, dilutive issuances and similar events).

The Notes may be prepaid at any time for the first 90 days in an amount equal to 115% of the principal amount plus accrued interest. From day 91 through day 180, the Notes may be prepaid in an amount equal to 120% of the principal amount plus accrued interest. From day 181 through day 365, it may be prepaid in an amount equal to 125% of the principal amount plus accrued interest. The Notes contain certain covenants, such as restrictions on: (i) distributions on capital stock, (ii) stock repurchases, and (iii) sales and the transfer of assets.

The Notes and the Warrants contain conversion limitations providing that a holder thereof may not convert the Notes or exercise the Warrants to the extent (but only to the extent) that, if after giving effect to such conversion, the holder or any of its affiliates would beneficially own in excess of 4.99% (the “Maximum Percentage”) of the outstanding shares of the Company’s common stock immediately after giving effect to such conversion or exercise. A holder may increase or decrease its beneficial ownership limitation upon notice to the Company provided that in no event such limitation exceeds 9.99%, and that any increase shall not be effective until the 61st day after such notice.

In connection with the Securities Purchase Agreements, the Company entered into Registration Rights Agreements, dated February 16, 2021 (“Registration Rights Agreements”), with each of the Investors pursuant to which it is obligated to file a registration statement with the SEC within ninety (90) days after the date of the Securities Purchase Agreements to register the resale by the Investors of shares of the Company’s common stock issuable under the Notes and upon exercise of the Warrants, and use all commercially reasonable efforts to have the registration statement declared effective by the SEC within one hundred five (120) days after the registration statement is filed.

Upon the occurrence of an event of default under the Notes, the respective Investor has the right to be prepaid at 140% of the outstanding principal balance and accrued interest, and interest accrues at 18% per annum (or the maximum amount permitted by law). In addition, if an event of default under a Note has occurred, regardless of whether it has been cured or remains ongoing, such Note will thereafter be convertible at 65% of the lowest closing price of the Company’s common stock for the last 10 consecutive trading days.

Additionally, pursuant to a right of first refusal granted to Bellridge in that certain Securities Purchase Agreement entered into between the Company and Bellridge on November 25, 2020 (the “Bellridge November SPA”) on February 16, 2021, the Company entered into a second Securities Purchase Agreement (the “Bellridge SPA”) with Bellridge, pursuant to which the Company received $180,250, in exchange for the issuance of:

●	a 12.5% Original Issue Discount Convertible Notes (the “Bellridge Note”) in the principal amount of $206,000 issued to Bellridge; and

●	A five-year warrants (the “Bellridge Warrant”) to purchase 4,577,778 shares of the Company’s common stock at an exercise price of $0.05 per share to Bellridge.

The transactions contemplated under the Bellridge SPA closed on February 16, 2021. The Bellridge Note matures in 12 months, bears interest at a rate of 10% per annum, and is initially convertible into the Company’s common stock at a conversion price of $0.045 per share (as adjusted for stock splits, stock combinations, dilutive issuances and similar events).

The Bellridge Note may be prepaid at any time for the first 90 days at face value plus accrued interest. From day 91 through day 180, the Bellridge Note may be prepaid in an amount equal to 115% of the principal amount plus accrued interest. From day 181 through day 365, and may be prepaid in an amount equal to 125% of the principal amount plus accrued interest. The Bellridge Note contains certain covenants, such as restrictions on: (i) distributions on capital stock, (ii) stock repurchases, and (iii) sales and the transfer of assets.

The Bellridge Note and Bellridge Warrant contains conversion limitations providing that the holder thereof may not convert such Bellridge Note or exercise such Bellridge Warrant to the extent (but only to the extent) that, if after giving effect to such conversion, the holder or any of its affiliates would beneficially own in excess of the Maximum Percentage of the outstanding shares of the Company’s common stock immediately after giving effect to such conversion or exercise. A holder may increase or decrease its beneficial ownership limitation upon notice to the Company provided that in no event such limitation exceeds 9.99%, and that any increase shall not be effective until the 61st day after such notice.

In connection with the Bellridge SPA, the Company entered into a Registration Rights Agreement, dated February 16, 2021 (the “ Bellridge RRA”), with Bellridge pursuant to which the Company is obligated to file a registration statement with the SEC within ninety (90) days after the date of the agreement to register the resale by Bellridge of the shares of the Company’s common stock issuable under the Bellridge Note and upon exercise of the Bellridge Warrant, and use all commercially reasonable efforts to have the registration statement declared effective by the SEC within one hundred five (105) days after the registration statement is filed.

Upon the occurrence of an event of default under the Bellridge Note, Bellridge has the right to be prepaid at 140% of the outstanding principal balance and accrued interest, and interest accrues at 18% per annum (or the maximum amount permitted by law). In addition, if an event of default under the Bellridge Note has occurred, regardless of whether it has been cured or remains ongoing, the Bellridge Note will thereafter be convertible at 65% of the lowest closing price of the Company’s common stock for the last 10 consecutive trading days.

Each of the Notes, Bellridge Note, Warrants and Bellridge Warrant, described herein were sold pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder. The Investors are accredited investors who have purchased the securities as an investment in a private placement that did not involve a general solicitation.  The shares to be issued upon conversion of the Notes and the Bellridge Note and the exercise of the Warrants and the Bellridge Warrant have not been registered under the Securities Act and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Form of the Note, Form of the Bellridge Note, the Form of the Warrant, the Form of the Bellridge Warrant, the Form of the Securities Purchase Agreement, the Form of the Bellridge SPA, the Form of the Registration Rights Agreement and the Form of the Bellridge RRA, attached hereto as Exhibits 4.1, 4.2, 4.3, 4.4, 10.1, 10.2, 10.3 and 10.4 respectively, each of which are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03 in its entirety.

Item 3.02	Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02 in its entirety.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibits
4.1	Form of Original Issue Discount 12.5% Convertible Note
4.2	Form of the Bellridge Note (incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on February 3, 2021).
4.3	Form of Warrant Agreement, dated February 16, 2021
4.4	Form of the Bellridge Warrant (incorporated herein by reference to Exhibit 4.2 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on February 3, 2021).
10.1	Form of Securities Purchase Agreement, dated February 16, 2021
10.2	Form of the Bellridge SPA (incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on February 3, 2021).
10.3	Form of Registration Rights Agreement, dated February 16, 2021
10.4	Form of the Bellridge RRA (incorporated herein by reference to Exhibit 10.2 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on February 3, 2021).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE PAYMENT SOLUTIONS, INC.

Date: February 17, 2021	By:	/s/ William Corbett
		Name:	William Corbett
		Title:	Chief Executive Officer

3